UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)               January 29, 2009
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In a Form 8-K dated October 2, 2008, Unisys Corporation disclosed that Greg J. Baroni was no longer serving as senior vice president of the company and as president of its Federal Systems business and that Mr. Baroni was leaving the company. On January 29, 2009, Mr. Baroni and Unisys finalized an agreement setting forth the terms of Mr. Baroni's separation from the company. The agreement provides that Mr. Baroni's resignation as senior vice president and as president of the Federal Systems business was effective October 3, 2008 and that his resignation as an employee was effective October 13, 2008. Pursuant to the agreement, the company agreed to continue Mr. Baroni's base salary and medical and dental benefits until April 13, 2009. If Mr. Baroni obtains full-time employment before that date, the medical and dental benefits will cease. The agreement also provides that, in 2009, Mr. Baroni will remain eligible for 2008 financial counseling services in an amount of up to $5,000. He will be eligible to participate in an outplacement program for six months. The
agreement includes non-disparagement and confidentiality provisions.   If Mr.
Baroni breaches any of these provisions, all compensation and benefits provided to him under the agreement will cease, he will forfeit any rights he may have in any stock options and immediately cease vesting in any restricted stock units, and will be required to repay the company any salary continuation payments made to him pursuant to the agreement. The foregoing description is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10 hereto.

Item 9.01.  Financial Statements and Exhibits

The following exhibit is being filed herewith:

10    Agreement between Unisys Corporation and Greg J. Baroni


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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: February 4, 2009                            By: /s/ Nancy Straus Sundheim
                                                      -------------------------
                                                      Nancy Straus Sundheim
                                                      Senior Vice President,
                                                      General Counsel and
                                                      Secretary




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                                 EXHIBIT INDEX




Exhibit
No.
------
10          Agreement between Unisys Corporation and Greg J. Baroni